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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 2003

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


           Bermuda                     000-49887                 980363970
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


2nd Fl. International Trading Centre
Warrens
PO Box 905E
St. Michael, Barbados                                               N/A
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (246) 421-9471

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         Exhibit No.          Description
         -----------          -----------
         99.1                 Press Release issued by Nabors Industries Ltd. on
                              October 29, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  This Report on Form 8-K is being filed under the Securities Exchange Act of 1934, as amended.

                  On October 29, 2003, the Company issued a press release announcing its results of operations for the three and nine months ended September 30, 2003. A copy of that release is attached as Exhibit
         99.1 hereto and incorporated by reference herein.

                  The press release filed as an exhibit to this report includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks and uncertainties, as disclosed by the Company from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Company's actual results may differ materially from those indicated or implied by such forward-looking statements.

                  The Company has presented its adjusted cash flows derived from operating activities for all periods presented in the release, which is a "non-GAAP" financial measure under Regulation G. The components of adjusted cash flows derived from operating activities are computed by using amounts which are determined in accordance with generally accepted accounting principles ("GAAP"). Adjusted cash flows derived from operating activities is computed by: subtracting direct costs and general and administrative expenses from Operating revenues and then adding Earnings from unconsolidated affiliates. As part of our press release information we have provided a reconciliation, for all periods presented in the release, of adjusted cash flows derived from operating activities to net cash provided by operating activities, which is its nearest comparable GAAP financial measure.


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                  The Company also presented its adjusted income derived from operating activities for all periods presented in the release, which is a "non-GAAP" financial measure under Regulation G. The components of adjusted income derived from operating activities are computed by using amounts which are determined in accordance with GAAP. Adjusted income derived from operating activities is computed by: subtracting direct costs, general and administrative expenses, and depreciation and amortization expense from Operating revenues and then adding Earnings from unconsolidated affiliates. As part of our press release information we have provided a reconciliation, for all periods presented in the release, of adjusted income derived from operating activities to consolidated income before income taxes, which is its nearest comparable GAAP financial measure.

                  The Company included its adjusted cash flows derived from operating activities and adjusted income derived from operating activities in the release because management evaluates the performance of its business units and the consolidated Company based on several criteria, including adjusted cash flows derived from operating activities and adjusted income derived from operating activities, and because it believes these financial measures are an accurate reflection of the ongoing profitability of the Company.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NABORS INDUSTRIES LTD.


Date:  October 29, 2003                     By: /s/ Daniel McLachlin
                                                --------------------------------
                                                Daniel McLachlin
                                                Vice President-Administration &
                                                Secretary


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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
99.1               Press Release issued by Nabors Industries Ltd. on October 29,
                   2003.